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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 9, 2004

     Structured Asset Mortgage Investments II Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120916 (Commission file number)	30-0183252 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

Registrant's telephone number, including area code (212) 272-2000

          N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co. Inc., RBS Greenwich Capital and Lehman Brothers Inc. (collectively, the “Underwriters”) in connection with the issuance of the Thornburg Mortgage Securities Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4. The term “Computational Materials” shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 9.01 Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1   Computational Materials of the Underwriters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. By: /s/ Joseph T. Jurkowksi, Jr. Name: Joseph T. Jurkowksi, Jr. Title: Vice President

Dated: December 23, 2004

EXHIBIT INDEX

Exhibit No. 99.1	Description of Exhibit Computational Materials of the Underwriters